UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 22, 2008
Date of Report (Date of earliest event reported)

EMCORE CORPORATION
Exact Name of Registrant as Specified in its Charter

New Jersey	0-22175	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

10420 Research Road, SE, Albuquerque, NM  87123
Address of principal executive offices, including zip code

(505) 332-5000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE

EMCORE Corporation (the “Company”) hereby amends and supplements Item 9.01 of its Current Report on Form 8-K that was filed with the Securities and Exchange Commission (“SEC”) on February 25, 2008 to include the financial statements of the telecom-related assets of Intel Corporation’s Optical Platform Division that were acquired by the Company on February 22, 2008.  The Company also hereby amends and supplements Item 9.01 of its Current Report on Form 8-K that was filed with the SEC on April 24, 2008 to include the financial statements of the enterprise, storage, and connects cable-related assets of Intel Corporation’s Optical Platform Division that were acquired by the Company on April 20, 2008.  The Company also hereby amends and supplements unaudited pro forma financial information as required by Item 9.01

The assets acquired pursuant to the February 22, 2008 acquisition and the April 20, 2008 acquisition are together referred to as the “Business”.

Item 9.01                      Financial Statements and Exhibits.

(a)               Financial statements of businesses acquired.

Historically, audited financial statements required by Rule 3-05 of Regulation S-X for the Business were not prepared by Intel Corporation because the Business was not managed as a stand-alone business. As such, the financial statements and other financial information for the Business cannot be provided without unreasonable effort or expense. Pursuant to a letter dated April 29, 2008 from the SEC, the SEC staff  stated that it would not object to the Company filing audited annual and unaudited interim statements of assets to be acquired of the Business and statements of net revenues and direct expenses of the Business, in satisfaction of Rule 3-05 of Regulation S-X. The Company believes the omission of the full financial statements and other financial information for these acquisitions would not have a material impact on a reader’s understanding of the Company’s financial results, condition and related trends.

The following financial statements of the Business are filed as Exhibit 99.1 and incorporated herein by this reference:

•	Independent Auditors’ Report
•	Audited Statements of Assets to be Acquired as of December 29, 2007 and December 30, 2006
•	Audited Statements of Net Revenues and Direct Expenses for the three years ended December 29, 2007
•	Notes to the Statements of Assets to be Acquired and Statements of Net Revenues and Direct Expenses

(b)              Pro forma financial information.

The following unaudited pro forma financial information with respect to the transactions described above is furnished as Exhibit 99.2 and incorporated herein by this reference:

•	Pro Forma Combined Financial Information (unaudited)

•	Pro Forma Combined Balance Sheet as of December 31, 2007 (unaudited)

•	Notes to Pro Forma Combined Balance Sheet as of December 31, 2007 (unaudited)

Pursuant to the aforementioned letter dated April 29, 2008 from the SEC, the SEC staff stated that it would waive the requirement to provide a pro forma statement of operations, if the use of forward-looking information is necessary to meaningfully present the effects of the transaction.  Accordingly, we have not included a pro forma statement of operations, as it does not meaningfully present the effects of the purchase of the Business and would not be indicative of our operations going forward due to differences in operations, among other factors.

(c)	Exhibits.

Exhibit	Description
No.
23.1	Consent of Independent Auditors
99.1	Audited Statements of Assets to be Acquired as of December 29, 2007 and December 30, 2006 and Statements of Net Revenues and Direct Expenses for the three years ended December 29, 2007
99.2	Unaudited Pro Forma Combined Financial Information as of December 31, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION
Dated: May 7, 2008	By: /s/ Adam Gushard Name: Adam Gushard Title: Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
No.
23.1	Consent of Independent Auditors
99.1	Audited Statements of Assets to be Acquired as of December 29, 2007 and December 30, 2006 and Statements of Net Revenues and Direct Expenses for the three years ended December 29, 2007
99.2	Unaudited Pro Forma Combined Financial Information as of December 31, 2007